UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02258

Eaton Vance Series Trust II
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2007

Item 1. Reports to Stockholders

Semiannual Report April 30, 2007

EATON VANCE
INCOME
FUND
OF
BOSTON

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Income Fund of Boston as of April 30, 2007

INVESTMENT UPDATE

The Fund

Performance for the Past Six Months

•                 The Fund’s Class A shares had a total return of 6.23% during the six months ended April 30, 2007.(1) This return resulted from an increase in net asset value per share (NAV) to $6.62 on April 30, 2007, from $6.46 on October 31, 2006, and the reinvestment of $0.237 in dividends.

•                 The Fund’s Class B shares had a total return of 5.86% during the same period.(1) This return resulted from an increase in NAV to $6.61 on April 30, 2007, from $6.45 on October 31, 2006, and the reinvestment of $0.213 in dividends.

•                 The Fund’s Class C shares had a total return of 5.86% during the same period.(1) This return resulted from an increase in NAV to $6.61 on April 30, 2007, from $6.45 on October 31, 2006, and the reinvestment of $0.213 in dividends.

•                 The Fund’s Class I shares had a total return of 6.36% during the same period.(1) This return resulted from an increase in NAV to $6.61 on April 30, 2007, from $6.45 on October 31, 2006, and the reinvestment of $0.244 in dividends.

•                 The Fund’s Class R shares had a total return of 6.11% during the same period.(1) This return resulted from an increase in NAV to $6.61 on April 30, 2007, from $6.45 on October 31, 2006, and the reinvestment of $0.229 in dividends.

•                 In comparison, the Merrill Lynch U.S. High Yield Master II Index – an unmanaged index of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market – had a return of 6.91% for the six months ended April 30, 2007. (2) The Merrill Lynch U.S. High Yield Master II Constrained Index – whose constituents are capitalization-weighted, based on their current amount outstanding – had a total return of 6.95% for the same period.(2) The Fund’s peer group, the Lipper High Current Yield funds Classification, had an average total return of 6.61% for the six months ended April 30, 2007.(2)

Recent Fund Developments

•                  The high-yield market was characterized by narrowing spreads during the six month period, with spreads near a record low, at 288 basis points (2.88%) at April 30, 2007, down from 338 (3.38%) at October 31, 2006. A flood of liquidity made larger companies the targets of mergers and leveraged buyout attempts, resulting in an increase in the average size of deals coming to market. However, the actual number of deals decreased. Therefore, rising investor demand focused on fewer credits. That dynamic, coupled with a strong stock market and very low default rates, contributed further to the narrowing of spreads.

•                  The Fund currently invests in Boston Income Portfolio, (the “Portfolio”), a separate registered investment company with the same objective and policies as the Fund. Given continuing narrow spreads and a flat yield curve, the Portfolio emphasized a short duration, an underweighting of deeply subordinated bonds and an overweighting in leveraged loans.(3) With subordinated high-yield issues carrying more leverage than a year ago, the Portfolio increased its exposure to floating-rate loans. Loans interest rates are adjusted with changes in the London Inter-Bank Offered Rate (LIBOR) – the benchmark over which floating rates are set. Leveraged loans are typically secured by a company’s assets and are senior to the company’s high-yield bonds. The combination of shorter duration bonds, a reduction of subordinated bonds and an increase in leveraged loans helped to position the Fund defensively in the event of a widening in spreads or rising interest rates.(3)

•                  Security selection was additive in the retail, automotive and metals/mining areas. Mining was especially strong, as global demand for commodities benefited producers of iron ore and other industrial commodities. Not surprisingly, home building was among the less stellar performers, although the Portfolio was significantly underweighted in that troubled area.(3)

•                  The Portfolio’s defensive posture constrained performance during the six months ended April 30, 2007, resulting in a modest underperformance of the Fund’s benchmarks.

(1)       These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R are offered to certain investors at NAV. Absent a fee reduction by the investment adviser, the returns would be lower.

(2)       It is not possible to invest directly in an Index or Lipper Classification. The Lipper total return is the average total return, at NAV, of the funds that are in the same Lipper Classification as the Fund. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3)       Portfolio investments may not be representative of the Portfolio’s current or future investments and may change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Income Fund of Boston as of April 30, 2007

PERFORMANCE

Performance(1)	Class A	Class B	Class C	Class I	Class R
Average Annual Total Returns (at net asset value)
Six Months	6.23%	5.86%	5.86%	6.36%	6.11%
One Year	10.99	10.01	10.01	11.08	10.55
Five Years	10.87	N.A.	N.A.	11.11	N.A.
Ten Years	7.55	N.A.	N.A.	N.A.	N.A.
Life of Fund†	9.38	10.84	10.95	6.71	8.49

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	1.22%	0.86%	4.86%	6.36%	6.11%
One Year	5.72	5.01	9.01	11.08	10.55
Five Years	9.79	N.A.	N.A.	11.11	N.A.
Ten Years	7.04	N.A.	N.A.	N.A.	N.A.
Life of Fund†	9.23	10.56	10.95	6.71	8.49

†                  Inception Dates – Class A: 6/15/72; Class B: 6/20/02; Class C: 6/21/02; Class I: 7/1/99; Class R: 1/5/04

(1)       Average Annual Total Returns at net asset value do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered to certain investors at net asset value. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. 1-year SEC return for Class C reflects 1% CDSC. Class A, Class I and Class R shares redeemed or exchanged within 90 days of the settlement of the purchase are subject to a 1% redemption fee. Absent a fee reduction by the investment adviser, the returns would be lower.

Total Annual Operating Expenses(2)	Class A	Class B	Class C	Class I	Class R
Gross Expense Ratio	1.063%	1.813%	1.813%	0.813%	1.303%
Net Expense Ratio	1.060	1.810	1.810	0.810	1.300

(2)         From the Fund’s prospectus dated 3/1/07. The Net Expense Ratio reflects a contractual fee reduction that cannot be terminated or decreased without the approval of the Board of Trustees and shareholders.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Portfolio Credit Quality Ratings(3)

By total investments

(3)         Credit Quality ratings are those provided by Standard & Poor’s, a nationally recognized bond rating service. Reflects the Portfolio’s investments as of April 30, 2007. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Eaton Vance Income Fund of Boston as of April 30, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2006 – April 30, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Income Fund of Boston

	Beginning Account Value (11/1/06)	Ending Account Value (4/30/07)	Expenses Paid During Period* (11/1/06 – 4/30/07)
Actual
Class A	$1,000.00	$1,062.30	$5.37	**
Class B	$1,000.00	$1,058.60	$9.19	**
Class C	$1,000.00	$1,058.60	$9.19	**
Class I	$1,000.00	$1,063.60	$4.09	**
Class R	$1,000.00	$1,061.10	$6.64	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.60	$5.26	**
Class B	$1,000.00	$1,015.90	$9.00	**
Class C	$1,000.00	$1,015.90	$9.00	**
Class I	$1,000.00	$1,020.80	$4.01	**
Class R	$1,000.00	$1,018.30	$6.51	**

*  Expenses are equal to the Fund's annualized expense ratio of 1.05% for Class A shares, 1.80% for Class B shares, 1.80% for Class C shares, 0.80% for Class I shares and 1.30% for Class R shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2006. The example reflects the expenses of both the Fund and Portfolio.

**  Absent a fee reduction by the Investment adviser, expenses would be higher.

Eaton Vance Income Fund of Boston as of April 30, 2007

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2007

Assets
Investment in Boston Income Portfolio, at value (identified cost, $1,887,377,747)	$1,961,902,522
Receivable for Fund shares sold	5,568,561
Total assets	$1,967,471,083
Liabilities
Payable for Fund shares redeemed	$5,522,683
Dividends payable	3,638,839
Payable to affiliate for distribution and service fees	639,793
Accrued expenses	510,892
Total liabilities	$10,312,207
Net Assets	$1,957,158,876
Sources of Net Assets
Paid-in capital	$2,021,902,615
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(140,715,479)
Accumulated undistributed net investment income	1,446,965
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	74,524,775
Total	$1,957,158,876
Class A Shares
Net Assets	$1,477,081,662
Shares Outstanding	223,282,635
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$6.62
Maximum Offering Price Per Share (100 ÷ 95.25 of $6.62)	$6.95
Class B Shares
Net Assets	$192,991,802
Shares Outstanding	29,200,725
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$6.61
Class C Shares
Net Assets	$218,601,895
Shares Outstanding	33,059,339
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$6.61
Class I Shares
Net Assets	$59,066,658
Shares Outstanding	8,931,153
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$6.61
Class R Shares
Net Assets	$9,416,859
Shares Outstanding	1,424,071
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$6.61
On sales of $25,000 or more, the offering price of Class A shares is reduced.

*  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
April 30, 2007

Investment Income
Interest and other income allocated from Portfolio	$78,996,761
Dividends allocated from Portfolio	625,747
Expenses allocated from Portfolio	(6,075,696)
Net investment income from Portfolio	$73,546,812
Expenses
Distribution and service fees Class A	$1,748,153
Class B	953,227
Class C	1,032,848
Class R	17,238
Transfer and dividend disbursing agent fees	1,051,255
Printing and postage	155,875
Registration fees	74,045
Legal and accounting services	38,319
Custodian fee	18,444
Miscellaneous	19,468
Total expenses	$5,108,872
Net investment income	$68,437,940
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$17,500,575
Swap contracts	(64,747)
Foreign currency and forward foreign currency exchange contract transactions	(6,327)
Net realized gain	$17,429,501
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$25,582,590
Swap contracts	(123,732)
Net change in unrealized appreciation (depreciation)	$25,458,858
Net realized and unrealized gain	$42,888,359
Net increase in net assets from operations	$111,326,299

See notes to financial statements

Eaton Vance Income Fund of Boston as of April 30, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
From operations — Net investment income	$68,437,940	$121,087,494
Net realized gain from investment transactions, swaps contracts and foreign currency and forward foreign currency exchange contract transactions	17,429,501	27,871,194
Net change in unrealized appreciation (depreciation) from investments and swaps contracts	25,458,858	16,334,375
Net increase in net assets from operations	$111,326,299	$165,293,063
Distributions to shareholders — From net investment income Class A	$(50,998,359)	$(92,975,157)
Class B	(6,263,569)	(12,942,189)
Class C	(6,772,922)	(12,227,353)
Class I	(1,846,077)	(2,903,767)
Class R	(243,807)	(178,915)
Total distributions to shareholders	$(66,124,734)	$(121,227,381)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$247,652,758	$350,497,985
Class B	11,375,716	19,828,887
Class C	35,852,309	51,215,837
Class I	15,727,883	19,939,139
Class R	4,719,038	3,224,479
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	35,927,783	63,409,138
Class B	3,131,342	6,452,280
Class C	3,543,965	6,342,456
Class I	1,285,428	1,768,582
Class R	208,230	164,076
Cost of shares redeemed
Class A	(178,838,729)	(317,186,049)
Class B	(13,210,925)	(34,275,524)
Class C	(18,319,321)	(50,754,091)
Class I	(4,767,091)	(11,246,892)
Class R	(124,289)	(522,129)
Net asset value of shares exchanged
Class A	2,152,695	3,745,153
Class B	(2,152,695)	(3,745,153)
Redemption Fees	16,842	22,941
Net increase in net assets from Fund share transactions	$144,180,939	$108,881,115
Net increase in net assets	$189,382,504	$152,946,797

Net Assets	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
At beginning of period	$1,767,776,372	$1,614,829,575
At end of period	$1,957,158,876	$1,767,776,372
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of period	$1,446,965	$(866,241)

See notes to financial statements

Eaton Vance Income Fund of Boston as of April 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Six Months Ended April 30, 2007		Year Ended October 31,		Period Ended		Year Ended September 30,
	(Unaudited)(1)		2006(1)	2005(1)	October 31, 2004(1)(2)		2004(1)	2003(1)	2002(1)(3)
Net asset value — Beginning of period	$6.460		$6.290	$6.440	$6.370		$6.140	$5.340	$5.840
Income (loss) from operations
Net investment income	$0.245		$0.477	$0.473	$0.037		$0.504	$0.527	$0.559
Net realized and unrealized gain (loss)	0.152		0.171	(0.134)	0.076		0.262	0.821	(0.436)
Total income from operations	$0.397		$0.648	$0.339	$0.113		$0.766	$1.348	$0.123
Less distributions
From net investment income	$(0.237)		$(0.478)	$(0.489)	$(0.043)		$(0.537)	$(0.549)	$(0.560)
From tax return of capital	—		—	—	—		—	—	(0.063)
Total distributions	$(0.237)		$(0.478)	$(0.489)	$(0.043)		$(0.537)	$(0.549)	$(0.623)
Redemption fees	$0.000	(4)	$0.000 (4)	$0.000 (4)	$0.000	(4)	$0.001	$0.001	$—
Net asset value — End of period	$6.620		$6.460	$6.290	$6.440		$6.370	$6.140	$5.340
Total Return(5)	6.23%		10.66%	5.37%	1.78%		12.84%	26.52%	1.69%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,477,082		$1,335,996	$1,202,517	$1,263,810		$1,233,720	$1,096,587	$777,698
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	1.05	%(7)	1.06%	1.06%	1.10	%(7)	1.06%	1.02%	1.07%
Expenses after custodian fee reduction(6)	1.05	%(7)	1.06%	1.06%	1.10	%(7)	1.06%	1.02%	1.07%
Net investment income	7.54	%(7)	7.48%	7.34%	6.88	%(7)	7.93%	9.21%	9.57%
Portfolio Turnover of the Portfolio	38%		68%	71%	5%		79%	116%	91%

(1)  Net investment income and redemption fees per share were computed using average shares outstanding.

(2)  For the one month period ended October 31, 2004. The Fund changed its fiscal year end from September 30 to October 31.

(3)  The Fund, through its investment in the Portfolio, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and changed its methodology for accreting market discount for certain securities. It also began amortizing market premiums on fixed-income securities using the interest method of amortization. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income per share by $0.015, decrease net realized and unrealized loss per share by $0.015 and decrease the ratio of net investment income to average net assets from 9.78% to 9.57%.

(4)  Amount represents less than $0.0005.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

(7)  Annualized.

See notes to financial statements

Eaton Vance Income Fund of Boston as of April 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Six Months Ended April 30, 2007		Year Ended October 31,			Period Ended		Year Ended September 30,
	(Unaudited)(1)		2006(1)		2005(1)(2)	October 31, 2004(1)(2)(3)		2004(1)(2)	2003(1)(2)	2002(1)(2)(4)
Net asset value — Beginning of period	$6.450		$6.280	(2)	$6.440	$6.360		$6.140	$5.340	$5.780
Income (loss) from operations
Net investment income	$0.221		$0.431		$0.424	$0.034		$0.454	$0.483	$0.132
Net realized and unrealized gain (loss)	0.152		0.169		(0.144)	0.085		0.256	0.825	(0.425)
Total income from operations	$0.373		$0.600		$0.280	$0.119		$0.710	$1.308	$(0.293)
Less distributions
From net investment income	$(0.213)		$(0.430	)(2)	$(0.440)	$(0.039)		$(0.491)	$(0.508)	$(0.127)
From tax return of capital	—		—		—	—		—	—	(0.020)
Total distributions	$(0.213)		$(0.430)		$(0.440)	$(0.039)		$(0.491)	$(0.508)	$(0.147)
Redemption fees	$0.000	(8)	$0.000	(8)	$0.000 (8)	$0.000	(8)	$0.001	$—	$—
Net asset value — End of period	$6.610		$6.450		$6.280	$6.440		$6.360	$6.140	$5.340
Total Return(5)	5.86%		9.85%		4.48%	1.80%		11.96%	25.57%	(5.07)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$192,992		$189,173		$195,780	$194,731		$188,512	$116,449	$4,284
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	1.80	%(7)	1.81%		1.81%	1.85	%(7)	1.81%	1.79%	1.85	%(7)
Expenses after custodian fee reduction(6)	1.80	%(7)	1.81%		1.81%	1.85	%(7)	1.81%	1.79%	1.85	%(7)
Net investment income	6.80	%(7)	6.76%		6.59%	6.13	%(7)	7.13%	8.19%	8.91	%(7)
Portfolio Turnover of the Portfolio	38%		68%		71%	5%		79%	116%	91	%(9)

(1)  Net investment income and redemption fees per share were computed using average shares outstanding.

(2)  Per share data have been restated to reflect 1.7308294-for-1 stock split effective on November 11, 2005.

(3)  For the one month period ended October 31, 2004. The Fund changed its fiscal year end from September 30 to October 31.

(4)  For the period from the commencement fo operations of Class B shares, June 20, 2002, to September 30, 2002.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

(7)  Annualized.

(8)  Amount represents less than $0.0005.

(9)  For the year ended September 30, 2002.

See notes to financial statements

Eaton Vance Income Fund of Boston as of April 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Six Months Ended April 30, 2007		Year Ended October 31,			Period Ended		Year Ended September 30,
	(Unaudited)(1)		2006(1)		2005(1)(2)	October 31, 2004(1)(2)(3)		2004(1)(2)	2003(1)(2)	2002(1)(2)(4)
Net asset value — Beginning of period	$6.450		$6.280	(2)	$6.440	$6.370		$6.140	$5.340	$5.750
Income (loss) from operations
Net investment income	$0.220		$0.043		$0.424	$0.033		$0.453	$0.482	$0.133
Net realized and unrealized gain (loss)	0.153		0.170		(0.143)	0.076		0.267	0.825	(0.398)
Total income from operations	$0.373		$0.600		$0.281	$0.109		$0.720	$1.307	$(0.265)
Less distributions
From net investment income	$(0.213)		$(0.430	)(2)	$(0.441)	$(0.039)		$(0.491)	$(0.507)	$(0.125)
From tax return of capital	—		—		—	—		—	—	(0.020)
Total distributions	$(0.213)		$(0.430)		$(0.441)	$(0.039)		$(0.491)	$(0.507)	$(0.145)
Redemption fees	$0.000	(9)	$0.000	(9)	$0.000 (9)	$0.000	(9)	$0.001	$—	$—
Net asset value — End of period	$6.610		$6.450		$6.280	$6.440		$6.370	$6.140	$5.340
Total Return(5)	5.86%		9.84%		4.40%	1.79%		12.04%	25.60%	(4.69)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$218,602		$192,526		$180,878	$196,062		$190,103	$118,788	$3,641
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	1.80	%(7)	1.81%		1.81%	1.85	%(7)	1.81%	1.79%	1.85	%(7)
Expenses after custodian fee reduction(6)	1.80	%(7)	1.81%		1.81%	1.85	%(7)	1.81%	1.79%	1.85	%(7)
Net investment income	6.79	%(7)	6.75%		6.59%	6.12	%(7)	7.13%	8.15%	8.97	%(7)
Portfolio Turnover of the Portfolio	38%		68%		71%	5%		79%	116%	91	%(8)

(1)  Net investment income and redemption fees per share were computed using average shares outstanding.

(2)  Per share data have been restated to reflect 1.7386541-for-1 stock split effective on November 11, 2005.

(3)  For the one month period ended October 31, 2004. The Fund changed its fiscal year end from September 30 to October 31.

(4)  For the period from the commencement fo operations of Class C shares, June 21, 2002, to September 30, 2002.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

(7)  Annualized.

(8)  For the year ended September 30, 2002.

(9)  Amount represents less than $0.0005.

See notes to financial statements

Eaton Vance Income Fund of Boston as of April 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Six Months Ended April 30, 2007		Year Ended October 31,			Period Ended		Year Ended September 30,
	(Unaudited)(1)		2006(1)		2005(1)(2)	October 31, 2004(1)(2)(3)		2004(1)(2)	2003(1)(2)	2002(1)(2)(4)
Net asset value — Beginning of period	$6.450		$6.280	(2)	$6.440	$6.360		$6.130	$5.340	$5.840
Income (loss) from operations
Net investment income	$0.253		$0.492		$0.487	$0.039		$0.517	$0.540	$0.575
Net realized and unrealized gain (loss)	0.151		0.171		(0.141)	0.086		0.264	0.812	(0.438)
Total income from operations	$0.404		$0.663		$0.346	$0.125		$0.781	$1.352	$0.137
Less distributions
From net investment income	$(0.244)		$(0.493	)(2)	$(0.506)	$(0.045)		$(0.552)	$(0.562)	$(0.574)
From tax return of capital	—		—		—	—		—	—	(0.063)
Total distributions	$(0.244)		$(0.493)		$(0.506)	$(0.045)		$(0.552)	$(0.562)	$(0.637)
Redemption fees	$0.000	(8)	$0.000	(8)	$0.000 (8)	$0.000	(8)	$0.001	$—	$—
Net asset value — End of period	$6.610		$6.450		$6.280	$6.440		$6.360	$6.130	$5.340
Total Return(5)	6.36%		10.93%		5.48%	1.88%		13.20%	26.58%	1.86%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$59,067		$45,622		$34,135	$61,409		$55,669	$34,311	$5,244
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	0.80	%(7)	0.81%		0.81%	0.85	%(7)	0.81%	0.80%	0.85%
Expenses after custodian fee reduction(6)	0.80	%(7)	0.81%		0.81%	0.85	%(7)	0.81%	0.80%	0.85%
Net investment income	7.78	%(7)	7.73%		7.55%	7.06	%(7)	8.13%	9.27%	9.82%
Portfolio Turnover of the Portfolio	38%		68%		71%	5%		79%	116%	91%

(1)  Net investment income and redemption fees per share were computed using average shares outstanding.

(2)  Per share data have been restated to reflect 1.1909233-for-1 stock split effective on November 11, 2005.

(3)  For the one month period ended October 31, 2004.The Fund changed its fiscal year end from September 30 to October 31.

(4)  The Fund, through its investment in the Portfolio, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and changed its methodology for accreting market discount for certain securities. It also began amortizing market premiums on fixed-income securities using the interest method of amortization. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income per share by $0.013, decrease net realized and unrealized loss per share by $0.013 and decrease the ratio of net investment income to average net assets from 10.03% to 9.82%.

(5)    Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

(7)  Annualized.

(8)  Amount represents less than $0.0005.

See notes to financial statements

Eaton Vance Income Fund of Boston as of April 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class R
	Six Months Ended April 30, 2007		Year Ended October 31,			Period Ended		Period Ended
	(Unaudited)(1)		2006(1)		2005(1)(2)	October 31, 2004(1)(2)(3)		September 30, 2004(1)(2)(4)
Net asset value — Beginning of period	$6.450		$6.280	(2)	$6.440	$6.370		$6.450
Income (loss) from operations
Net investment income	$0.236		$0.457		$0.460	$0.035		$0.353
Net realized and unrealized gain (loss)	0.153		0.175		(0.147)	0.077		(0.052	)(5)
Total income from operations	$0.389		$0.632		$0.313	$0.112		$0.301
Less distributions
From net investment income	$(0.229)		$(0.462	)(2)	$(0.473)	$(0.042)		$(0.382)
Total distributions	$(0.229)		$(0.462)		$(0.473)	$(0.042)		$(0.382)
Redemption fees	$0.000	(9)	$0.000	(9)	$0.000 (9)	$0.000	(9)	$0.001
Net asset value — End of period	$6.610		$6.450		$6.280	$6.440		$6.370
Total Return(6)	6.11%		10.40%		4.92%	1.77%		4.87%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$9,417		$4,459		$1,520	$233		$116
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(7)	1.30	%(8)	1.30%		1.30%	1.34	%(8)	1.31	%(8)
Expenses after custodian fee reduction(7)	1.30	%(8)	1.30%		1.30%	1.34	%(8)	1.31	%(8)
Net investment income	7.26	%(8)	7.16%		7.18%	6.44	%(8)	7.51	%(8)
Portfolio Turnover of the Portfolio	38%		68%		71%	5%		79	%(10)

(1)  Net investment income and redemption fees per share were computed using average shares outstanding.

(2)  Per share data have been restated to reflect 1.5508607-for-1 stock split effective on November 11, 2005.

(3)  For the one month period ended October 31, 2004. The Fund changed its fiscal year end from September 30 to October 31.

(4)  For the period from the commencement fo operations of Class R shares, January 5, 2004, to September 30, 2004.

(5)  The per share amount is not in acccord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(6)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(7)  Includes the Fund's share of the Portfolio's allocated expenses.

(8)  Annualized.

(9)  Amount represents less than $0.0005

(10)  For the year ended September 30, 2004.

See notes to financial statements

Eaton Vance Income Fund of Boston as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Income Fund of Boston (the Fund), is a series of Eaton Vance Series Trust II (the Trust), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the 1940 Act), as an open-end, management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase; Class B, Class C, Class I and Class R shares are sold at net asset value and Class B and Class C shares are subject to a contingent deferred sales charge (See Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution and service plans and certain other class specific expenses. The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. The Fund invests all of its investable assets in interests in the Boston Income Portfolio (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (93.8% at April 30, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryover of $158,431,176 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2009 ($102,121,033) and October 31, 2010 ($56,310,143), respectively.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Eaton Vance Income Fund of Boston as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

G  Redemption Fees — Upon the redemption or exchange of shares held by Class A, Class I and Class R shareholders within 90 days of the settlement of the purchase, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

H  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2007 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are ordinarily paid monthly. Distributions of allocated realized capital gains, if any, (reduced by any available capital loss carryforwards from prior years) are made at least annually. Shareholders may reinvest all distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
Sales	37,786,121	54,928,027
Issued to shareholders electing to receive payments of distributions in Fund shares	5,473,717	9,931,477
Redemptions	(27,268,419)	(49,776,966)
Exchange from Class B shares	328,603	587,340
Net increase	16,320,022	15,669,878
Class B	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
Sales	1,738,122	3,114,174
Issued to shareholders electing to receive payments of distributions in Fund shares	477,736	1,011,691
Redemptions	(2,015,952)	(5,382,340)
Exchange to Class A shares	(328,507)	(587,733)
Net decrease	(128,601)	(1,844,208)
Class C	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
Sales	5,479,113	8,027,472
Issued to shareholders electing to receive payments of distributions in Fund shares	540,451	993,568
Redemptions	(2,794,765)	(7,972,824)
Net increase	3,224,799	1,048,216
Class I	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
Sales	2,393,408	3,121,889
Issued to shareholders electing to receive payments of distributions in Fund shares	195,912	277,098
Redemptions	(728,174)	(1,761,845)
Net increase	1,861,146	1,637,142

Eaton Vance Income Fund of Boston as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Class R	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
Sales	720,370	505,231
Issued to shareholders electing to receive payments of distributions in Fund shares	31,716	25,683
Redemptions	(18,919)	(81,839)
Net increase	733,167	449,075

Redemptions or exchanges of Class A, Class I and Class R shares made within 90 days of the settlement of the purchase are subject to a redemption fee equal to 1% of the amount redeemed. For the six months ended April 30, 2007, the Fund received $16,842 in redemption fees.

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the six months ended April 30, 2007 EVM received $79,074 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $93,138 as its portion of the sales charge on sales of Class A shares during the six months ended April 30, 2007.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution Plans

Class A has in effect a distribution plan (Class A Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the 1940 Act). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% (annualized) of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the six months ended April 30, 2007 amounted to $1,748,153 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% (annualized) of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts therefore paid to EVD by each respective class. The Fund paid or accrued $714,920 and $774,636 for Class B and Class C shares, respectively, to or payable to EVD for the six months ended April 30, 2007, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares. At April 30, 2007, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $7,721,000 and $16,740,000 for Class B and Class C shares, respectively. The Class R Plan provides for the Fund to pay EVD an amount equal to 0.50% (annualized) of the Fund's average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% (annualized) of average daily net assets attributable to Class R shares. For the six months ended April 30, 2007 the Fund paid or accrued $8,619 for Class R shares to or payable to EVD, representing 0.25% (annualized) of the average daily net assets for Class R shares. The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in an amount not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for six months ended April 30, 2007 amounted to $238,307, $258,212 and $8,619 for Class B, Class C and Class R shares, respectively.

Eaton Vance Income Fund of Boston as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

6  Contingent Deferred Sales Charge

Class A shares of $1 million or more are subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. A CDSC generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within 12 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within 12 months of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC charges received on Class B and Class C redemptions when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $0, $220,000 and $20,000 of CDSC paid by shareholders for redemptions of Class A shares, Class B shares and Class C shares, respectively, for the six months ended April 30, 2007.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $339,580,073 and $247,100,840 respectively, for the six months ended April 30, 2007.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for the first required financials reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Boston Income Portfolio as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited)

Senior, Floating Rate Interests — 8.9%(1)
Security	Principal Amount	Value
Aerospace — 0.2%
Hawker Beechcraft, Inc., Term Loan, 5.25%, Maturing 3/26/14	$369,787	$371,537
Hawker Beechcraft, Inc., Term Loan, 7.32%, Maturing 3/26/14	4,370,213	4,390,893
		$4,762,430
Broadcasting — 0.7%
Hit Entertainment, Inc., Term Loan, 10.86%, Maturing 2/5/13	$13,910,000	$14,105,616
		$14,105,616
Building and Development — 0.6%
Realogy Corp., Term Loan, 8.32%. Maturing 9/1/14	$2,810,606	$2,825,162
Realogy Corp., Term Loan, 8.35%. Maturing 9/1/14	10,439,394	10,493,460
		$13,318,622
Building Materials — 0.7%
PLY GEM Industries, Inc., Term Loan, 8.10%, Maturing 8/15/11	$13,500,000	$13,508,438
		$13,508,438
Gaming — 1.1%
BLB Worldwide Holdings, Term Loan, 9.63%, Maturing 6/30/12	$8,520,000	$8,610,525
Great Lakes Entertainment, Term Loan, 9.00%, Maturing 8/15/12	9,600,000	9,432,000
M Holdings, Term Loan, 8.84% Maturing 12/13/08	5,400,000	5,400,000
		$23,442,525
Healthcare — 0.9%
Advanced Medical Optics, Inc., Term Loan, 7.10%, Maturing 4/2/14	$2,600,000	$2,616,250
HCA, Inc., Term Loan, 7.60%, Maturing 11/18/13	16,159,500	16,347,290
		$18,963,540

Security	Principal Amount	Value
Metals / Mining — 0.4%
Freeport-McMoran Copper & Gold Co., Term Loan, 7.07%, Maturing 3/19/14	$8,281,600	$8,315,612
		$8,315,612
Paper — 0.2%
Domtar, Inc., Term Loan, 6.735%, Maturing 3/7/14	$5,000,000	$5,000,625
		$5,000,625
Publishing / Printing — 1.8%
Houghton Mifflin, Inc., Term Loan, 11.07%, Maturing 12/21/07	$9,270,000	$9,270,000
Nielsen Finance, LLC, Term Loan, 7.61%, Maturing 8/9/13	26,865,000	27,130,856
		$36,400,856
Services — 0.9%
Rental Services Corp., Term Loan, 8.86%, Maturing 12/2/13	$4,060,000	$4,129,020
Sabre Holdings, Inc., Term Loan, 7.61%, Maturing 9/30/14	14,310,000	14,356,951
		$18,485,971
Technology — 0.2%
Sanmina-SCI Corp., Term Loan, 8.38%, Maturing 1/31/08	$4,000,000	$4,020,832
		$4,020,832
Telecommunications — 0.6%
Intelsat Bermuda, Ltd., Term Loan, 7.86, Maturing 6/15/16	$4,400,000	$4,421,212
Level 3 Communications, Inc., Term Loan, 7.61%, Maturing 3/13/14	8,010,000	8,046,293
		$12,467,505
Utilities — 0.6%
Sandridge Energy, Inc., Term Loan, 8.63%, Maturing 4/1/13	$11,760,000	$12,142,200
		$12,142,200
Total Senior, Floating Rate Interests (identified cost $183,400,586)		$184,934,772

See notes to financial statements

Boston Income Portfolio as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Corporate Bonds & Notes — 79.4%
Security	Principal Amount (000's omitted)	Value
Aerospace — 0.6%
Alion Science and Technology Corp., 10.25%, 2/1/15(2)	$5,765	$6,096,487
Armor Holdings, Inc., Sr. Sub. Notes, 8.25%, 8/15/13	2,410	2,542,550
Bombardier, Inc., 8.00%, 11/15/14(2)	2,620	2,764,100
DRS Technologies, Inc., Sr. Sub. Notes, 7.625%, 2/1/18	1,440	1,515,600
Hawker Beechcraft Acquisition Co., Sr. Notes, 8.50%, 4/1/15(2)	215	227,362
Hawker Beechcraft Acquisition Co., Sr. Sub. Notes, 9.75%, 4/1/17(2)	60	64,500
Hawker Beechcraft Acquisition, Co., 8.875%, 4/1/15	140	147,700
		$13,358,299
Air Transportation — 0.1%
Continental Airlines, 7.033%, 6/15/11	$1,669	$1,674,139
		$1,674,139
Automotive & Auto Parts — 4.7%
Altra Industrial Motion, Inc., 9.00%, 12/1/11	$4,135	$4,305,569
Altra Industrial Motion, Inc., 9.00%, 12/1/11(2)	2,425	2,525,031
American Axle & Manufacturing, Inc., 7.875%, 3/1/17	2,965	2,987,237
Commercial Vehicle Group, Inc., Sr. Notes, 8.00%, 7/1/13	1,800	1,845,000
Ford Motor Credit Co., 6.625%, 6/16/08	4,060	4,058,758
Ford Motor Credit Co., 7.375%, 10/28/09	14,920	14,939,903
Ford Motor Credit Co., 7.875%, 6/15/10	7,085	7,127,482
Ford Motor Credit Co., Sr. Notes, 9.875%, 8/10/11	315	335,722
Ford Motor Credit Co., Variable Rate, 8.36%, 11/2/07	17,775	17,947,062
General Motors Acceptance Corp., 5.125%, 5/9/08	3,555	3,514,004
General Motors Acceptance Corp., 5.85%, 1/14/09	1,815	1,795,520
General Motors Acceptance Corp., 7.00%, 2/1/12	710	715,884
General Motors Acceptance Corp., 8.00%, 11/1/31	8,405	9,046,486
General Motors Acceptance Corp., 6.375%, 5/1/08	6,650	6,625,062
Goodyear Tire and Rubber Co., Sr. Notes, 8.625%, 12/1/11(2)	2,615	2,837,275
Goodyear Tire and Rubber Co., Sr. Notes, Variable Rate, 9.14%, 12/1/09(2)	3,740	3,796,100

Security	Principal Amount (000's omitted)	Value
Automotive & Auto Parts (continued)
Tenneco Automotive, Inc., Series B, 10.25%, 7/15/13	$7,195	$7,923,494
Tenneco Automotive, Inc., Sr. Sub. Notes, 8.625%, 11/15/14	4,385	4,680,987
United Components, Inc., Sr. Sub. Notes, 9.375%, 6/15/13	1,895	1,980,275
Venture Holding Trust, Sr. Notes, 9.50%, 1/1/08(3)	3,683	18,415
		$99,005,266
Broadcasting — 1.3%
Rainbow National Services, LLC, Sr. Notes, 8.75%, 9/1/12(2)	$2,855	$3,061,987
Rainbow National Services, LLC, Sr. Sub. Debs., 10.375%, 9/1/14(2)	10,985	12,426,781
Sinclair Broadcast, 4.875%, 7/15/18	1,585	1,596,887
Sirius Satellite Radio, Sr. Notes, 9.625%, 8/1/13	11,125	11,180,625
		$28,266,280
Building Materials — 1.9%
Dayton Superior Corp., Sr. Notes, 10.75%, 9/15/08	$415	$429,525
Goodman Global Holdings, Inc., Sr. Notes, Variable Rate, 8.36%, 6/15/12	5,711	5,810,942
Interface, Inc., Sr. Sub. Notes, 9.50%, 2/1/14	965	1,056,675
Interline Brands, Inc., Sr. Sub. Notes, 8.125%, 6/15/14	2,520	2,633,400
Nortek, Inc., Sr. Sub. Notes, 8.50%, 9/1/14	16,315	16,192,637
NTK Holdings, Inc., Sr. Disc. Notes, 10.75%, (0% until 2009) 3/1/14	7,735	5,839,925
Panolam Industries International, Sr. Sub. Notes, 10.75%, 10/1/13(2)	7,935	8,530,125
		$40,493,229
Cable / Satellite TV — 4.5%
Cablevision Systems Corp., Series B, 8.00%, 4/15/12	$4,230	$4,356,900
Cablevision Systems Corp., Sr. Notes, Series B, Variable Rate, 9.82%, 4/1/09	8,030	8,551,950
CCH I Holdings, LLC, 11.75%, 5/15/14	6,880	6,880,000
CCH I, LLC/CCH I Capital Co., 11.00%, 10/1/15	5,965	6,367,637
CCH II, LLC/CCH II Capital Co., Sr. Notes, 10.25%, 9/15/10	5,655	6,036,712
CCO Holdings, LLC / CCO Capital Corp., Sr. Notes, 8.75%, 11/15/13	19,005	20,026,519
CSC Holdings, Inc., Series B, 8.125%, 8/15/09	2,495	2,607,275

See notes to financial statements

Boston Income Portfolio as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Principal Amount (000's omitted)	Value
Cable / Satellite TV (continued)
CSC Holdings, Inc., Sr. Notes, 7.25%, 7/15/08	$3,765	$3,859,125
CSC Holdings, Inc., Sr. Notes, 7.875%, 12/15/07	15	15,225
CSC Holdings, Inc., Sr. Notes, 8.125%, 7/15/09	415	433,675
CSC Holdings, Inc., Sr. Notes, Series B, 7.625%, 4/1/11	615	637,294
Insight Communications, Sr. Disc. Notes, 12.25%, 2/15/11	20,845	21,835,137
Kabel Deutschland GmbH, 10.625%, 7/1/14	4,005	4,495,612
Mediacom Broadband Corp., LLC, Sr. Notes, 8.50%, 10/15/15(2)	4,775	4,989,875
National Cable, PLC, 8.75%, 4/15/14	2,575	2,716,625
		$93,809,561
Capital Goods — 2.1%
American Railcar Industries, Sr. Notes, 7.50%, 3/1/14(2)	$3,895	$4,055,669
Case New Holland, Inc., Sr. Notes, 9.25%, 8/1/11	8,765	9,258,031
Chart Industries, Inc., Sr. Sub. Notes, 9.125%, 10/15/15	3,575	3,807,375
ESCO Corp., Sr. Notes, 8.625%, 12/15/13(2)	3,010	3,190,600
ESCO Corp., Sr. Notes, Variable Rate, 9.23%, 12/15/13(2)	3,010	3,130,400
Manitowoc Co., Inc. (The), 10.50%, 8/1/12	767	818,772
Mueller Group, Inc., Sr. Sub. Notes, 10.00%, 5/1/12	2,285	2,479,225
Mueller Holdings, Inc., Disc. Notes, 14.75%, (0.00% until 2009) 4/15/14	3,644	3,425,360
RBS Global & Rexnord Corp., 9.50%, 8/1/14	3,775	4,058,125
RBS Global & Rexnord Corp., 11.75%, 8/1/16	5,290	5,898,350
Titan International, Inc., Sr. Notes, 8.00%, 1/15/12(2)	2,990	3,109,600
		$43,231,507
Chemicals — 2.3%
Equistar Chemical, Sr. Notes, 10.625%, 5/1/11	$14,675	$15,555,500
INEOS Group Holdings PLC, Sr. Sub. Notes, 8.50%, 2/15/16(2)	8,430	8,198,175
Koppers, Inc., 9.875%, 10/15/13	51	55,590
Lyondell Chemical Co., 11.125%, 7/15/12	1,655	1,770,850
MacDermid, Inc., Sr. Sub. Notes, 9.50%, 4/15/17(2)	2,625	2,736,562
Millennium America, Inc., 9.25%, 6/15/08	2,000	2,080,000
Mosaic Co., Sr. Notes, 7.375%, 12/1/14(2)	2,615	2,732,675

Security	Principal Amount (000's omitted)	Value
Chemicals (continued)
Mosaic Co., Sr. Notes, 7.625%, 12/1/16(2)	$2,615	$2,804,587
Nova Chemicals Corp., Sr. Notes, Variable Rate, 8.502%, 11/15/13	3,525	3,604,312
Reichhold Industries, Inc., Sr. Notes, 9.00%, 8/15/14(2)	8,030	8,401,387
		$47,939,638
Consumer Products — 0.5%
Amscan Holdings, Inc., Sr. Sub. Notes, 8.75%, 5/1/14	$5,165	$5,229,562
Nutro Products, Inc., Sr. Notes, Variable Rate, 9.37%, 10/15/13(2)	1,455	1,495,012
Steinway Musical Instruments, Sr. Notes, 7.00%, 3/1/14(2)	2,905	2,890,475
		$9,615,049
Containers — 1.1%
Berry Plastics Holding Corp., 8.875%, 9/15/14	$8,260	$8,549,100
Berry Plastics Holding Corp., Variable Rate, 9.23%, 9/15/14	2,200	2,260,500
Intertape Polymer US, Inc., Sr. Sub. Notes, 8.50%, 8/1/14	5,160	4,662,860
Pliant Corp. (PIK), 11.85%, 6/15/09(4)	7,939	8,714,395
		$24,186,855
Div. Financial Services — 0.8%
Residential Capital, LLC, Sub. Notes, Variable Rate, 7.187%, 4/17/09(2)	$16,025	$15,958,288
		$15,958,288
Diversified Media — 2.4%
Advanstar Communciations, Sr. Sub. Notes, Series B, 12.00%, 2/15/11	$2,000	$2,092,500
Advanstar Communications, Inc., 10.75%, 8/15/10	14,835	16,170,150
Affinion Group, Inc., 10.125%, 10/15/13	1,800	1,971,000
Affinion Group, Inc., 11.50%, 10/15/15	2,520	2,784,600
CanWest Media, Inc., 8.00%, 9/15/12	19,247	20,064,526
Lamar Media Corp., Sr. Sub. Notes, 6.625%, 8/15/15	715	713,212
LBI Media, Inc., 10.125%, 7/15/12	3,025	3,198,937
LBI Media, Inc., Sr. Disc. Notes, 11.00%, (0.00% until 2008), 10/15/13	3,320	3,054,400
		$50,049,325

See notes to financial statements

Boston Income Portfolio as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Principal Amount (000's omitted)	Value
Energy — 7.1%
Allis-Chalmers Energy, Inc., 8.50%, 3/1/17	$1,875	$1,893,750
Allis-Chalmers Energy, Inc., Sr. Notes, 9.00%, 1/15/14	8,225	8,512,875
Chaparral Energy, Inc., Sr. Notes, 8.875%, 2/1/17(2)	5,715	5,886,450
Cimarex Energy Co., Sr. Notes, 7.125%, 5/1/17	2,625	2,664,375
Clayton Williams Energy, Inc., 7.75%, 8/1/13	2,150	2,042,500
Compton Pet Finance Corp., 7.625%, 12/1/13	8,727	8,705,182
Copano Energy, LLC, Sr. Notes, 8.125%, 3/1/16	1,240	1,298,900
Denbury Resources, Inc., Sr. Sub. Notes, 7.50%, 12/15/15	1,120	1,145,200
El Paso Corp., Sr. Notes, 9.625%, 5/15/12	3,800	4,428,752
El Paso Production Holding Co., 7.75%, 6/1/13	830	877,988
Encore Acquisition Co., Sr. Sub. Notes, 7.25%, 12/1/17	2,855	2,776,487
Energy Partners, Ltd., Sr. Notes, 9.75%, 4/15/14(2)	1,875	1,917,187
Giant Industries, 8.00%, 5/15/14	3,750	3,937,500
Inergy L.P. / Finance, Sr. Notes, 6.875%, 12/15/14	6,735	6,684,487
Ocean Rig Norway AS, Sr. Notes, 8.375%, 7/1/13(2)	4,425	4,712,625
Opti Canada, Inc., 8.25%, 12/15/14(2)	7,475	7,942,187
Parker Drilling Co., Sr. Notes, 9.625%, 10/1/13	1,435	1,564,150
Petrobas International Finance Co., 6.125%, 10/6/16	885	910,444
Petrohawk Energy Corp., 9.125%, 7/15/13	15,010	16,154,512
Petroplus Finance, Ltd., 6.75%, 5/1/14(2)	4,630	4,676,300
Petroplus Finance, Ltd., 7.00%, 5/1/17(2)	3,705	3,755,944
Plains Exploration & Production Co., 7.00%, 3/15/17	5,575	5,609,844
Premcor Refining Group, Sr. Notes, 9.50%, 2/1/13	4,775	5,139,820
Quicksilver Resources, Inc., 7.125%, 4/1/16	3,975	3,975,000
Ram Energy, Inc., Sr. Notes, 11.50%, 2/15/08	3,459	3,593,036
SemGroup L.P., Sr. Notes, 8.75%, 11/15/15(2)	10,225	10,608,437
SESI, LLC, 6.875%, 6/1/14	1,150	1,173,000
Southern Natural Gas, 8.00%, 3/1/32	3,345	4,044,409
Stewart & Stevenson, LLC, Sr. Notes, 10.00%, 7/15/14(2)	6,050	6,397,875
United Refining Co., Sr. Notes, 10.50%, 8/15/12	12,880	13,556,200
Verasun Energy Corp., 9.875%, 12/15/12	1,900	2,014,000
		$148,599,416

Security	Principal Amount (000's omitted)	Value
Entertainment / Film — 0.6%
Marquee Holdings, Inc., Sr. Disc. Notes, 12.00%, (0.00% until 2009) 8/15/14	$13,550	$12,025,625
		$12,025,625
Environmental — 0.4%
Waste Services, Inc., Sr. Sub. Notes, 9.50%, 4/15/14	$7,240	$7,674,400
		$7,674,400
Food & Drug Retail — 1.3%
Rite Aid Corp., 6.125%, 12/15/08	$21,275	$21,248,406
Rite Aid Corp., 8.125%, 5/1/10	5,405	5,607,687
		$26,856,093
Food / Beverage / Tobacco — 0.9%
ASG Consolidated, LLC / ASG Finance, Inc., Sr. Disc. Notes, 11.50%, (0.00% until 2008) 11/1/11	$9,285	$8,611,837
Dole Foods Co., 7.25%, 6/15/10	1,130	1,114,462
Pierre Foods, Inc., Sr. Sub. Notes, 9.875%, 7/15/12	5,085	5,301,112
Pinnacle Foods Finance, LLC, Sr. Notes, 9.25%, 4/1/15(2)	945	949,725
Pinnacle Foods Finance, LLC, Sr. Sub. Notes, 10.625%, 4/1/17(2)	3,025	3,047,687
		$19,024,823
Gaming — 6.5%
Buffalo Thunder Development Authority, 9.375%, 12/15/14(2)	$7,855	$8,110,287
CCM Merger, Inc., 8.00%, 8/1/13(2)	4,915	5,001,012
Chukchansi EDA, Sr. Notes, Variable Rate, 8.877%, 11/15/12(2)	5,045	5,183,737
Eldorado Casino Shreveport (PIK), 10.00%, 8/1/12	733	707,014
Galaxy Entertainment Finance, 9.875%, 12/15/12(2)	9,105	10,015,500
Galaxy Entertainment Finance, Variable Rate, 10.354%, 12/15/10(2)	7,940	8,456,100
Greektown Holdings, LLC, Sr. Notes, 10.75%, 12/1/13(2)	3,645	3,927,488
Inn of the Mountain Gods, Sr. Notes, 12.00%, 11/15/10	9,365	10,242,969
Las Vegas Sands Corp., 6.375%, 2/15/15	2,650	2,593,688
Majestic HoldCo, LLC, 12.50%, (0.00% until 2008) 10/15/11(2)	3,390	2,474,700

See notes to financial statements

Boston Income Portfolio as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Principal Amount (000's omitted)	Value
Gaming (continued)
Majestic Star Casino, LLC, 9.50%, 10/15/10	$5,315	$5,620,613
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 8.00%, 4/1/12	2,275	2,366,000
OED Corp./Diamond Jo, LLC, 8.75%, 4/15/12	8,790	8,790,000
Pokagon Gaming Authority, Sr. Notes, 10.375%, 6/15/14(2)	2,330	2,621,250
San Pasqual Casino, 8.00%, 9/15/13(2)	5,620	5,816,700
Seminole Hard Rock Entertainment, Variable Rate, 7.848%, 3/15/14(2)	4,445	4,578,350
Station Casinos, Inc., 7.75%, 8/15/16	2,415	2,523,675
Station Casinos, Inc., Sr. Notes, 6.00%, 4/1/12	1,800	1,773,000
Trump Entertainment Resorts, Inc., 8.50%, 6/1/15	24,460	24,735,175
Tunica-Biloxi Gaming Authority, Sr. Notes, 9.00%, 11/15/15(2)	6,105	6,517,088
Turning Stone Resort Casinos, Sr. Notes, 9.125%, 9/15/14(2)	1,470	1,506,750
Waterford Gaming, LLC, Sr. Notes, 8.625%, 9/15/12(2)	10,698	11,366,625
Wynn Las Vegas, LLC/Corp., 6.625%, 12/1/14	1,040	1,047,800
		$135,975,521
Healthcare — 5.8%
Accellent, Inc., 10.50%, 12/1/13	$4,480	$4,625,600
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes, 10.00%, 2/15/15	7,160	7,911,800
CDRV Investors, Inc., Sr. Disc. Notes, 9.625%, (0.00% until 2010) 1/1/15	4,275	3,762,000
CDRV Investors, Inc., Sr. Notes, Variable Rate, 9.86%, 12/1/11(2)	5,670	5,726,700
Concentra Operating Corp., Sr. Notes, 9.50%, 8/15/10	1,595	1,690,700
Concerta Operating Corp., 9.125%, 6/1/12	1,090	1,169,025
HCA, Inc., 7.875%, 2/1/11	3,240	3,341,315
HCA, Inc., 8.75%, 9/1/10	11,600	12,310,500
HCA, Inc., 9.25%, 11/15/16(2)	12,280	13,415,900
Inverness Medical Innovations, Inc., Sr. Sub. Notes, 8.75%, 2/15/12	6,710	7,028,725
MultiPlan, Inc., Sr. Sub. Notes, 10.375%, 4/15/16(2)	10,495	11,255,888
National Mentor Holdings, Inc., 11.25%, 7/1/14	4,365	4,823,325
Res-Care, Inc., Sr. Notes, 7.75%, 10/15/13	3,575	3,691,188
Service Corp. International, Sr. Notes, 7.00%, 6/15/17	5,065	5,065,000
Sun Healthcare Group, Inc., Sr. Sub. Notes, 9.125%, 4/15/15(2)	1,850	1,933,250

Security	Principal Amount (000's omitted)	Value
Healthcare (continued)
Triad Hospitals, Inc., Sr. Notes, 7.00%, 5/15/12	$7,935	$8,292,075
US Oncology, Inc., 9.00%, 8/15/12	3,455	3,696,850
US Oncology, Inc., 10.75%, 8/15/14	8,635	9,692,788
Vanguard Health Holdings Co., LLC, Sr. Disc. Notes, Variable Rate, 11.25%, (0.00% until 2009) 10/1/15	2,275	1,911,000
VWR International, Inc., Sr. Sub. Notes, 8.00%, 4/15/14	8,670	9,233,550
		$120,577,179
Homebuilders / Real Estate — 0.7%
Realogy Corp., Term Loan, 8.32%, Maturing, 12.375%, 4/15/15(2)	$3,750	$3,759,375
Realogy Corp., Term Loan, 8.35%, Maturing, 4/15/14(2)	9,370	9,405,138
Stanley-Martin Co., 9.75%, 8/15/15	1,415	1,277,038
		$14,441,551
Hotels — 0.2%
Host Hotels & Resorts L.P., 6.875%, 11/1/14	$3,705	$3,811,519
		$3,811,519
Insurance — 0.2%
U.S.I. Holdings Corp., Sr. Notes, Variable Rate, 9.23%, 11/15/14(2)	$2,640	$2,666,400
U.S.I. Holdings Corp., Sr. Sub. Notes, 9.75%, 5/15/15(2)	1,515	1,552,875
		$4,219,275
Leisure — 2.4%
HRP Myrtle Beach Capital Corp., Sr. Notes, (PIK), 14.50%, 4/1/14(2)	$4,303	$4,388,698
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., 12.50%, 4/1/13(2)	3,635	3,707,700
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate, 10.07%, 4/1/12(2)	6,665	6,731,650
Universal City Developement Partners, Sr. Notes, 11.75%, 4/1/10	19,730	21,061,775
Universal City Florida Holdings, Sr. Notes, Variable Rate, 10.11%, 5/1/10	14,350	14,798,438
		$50,688,261

See notes to financial statements

Boston Income Portfolio as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Principal Amount (000's omitted)	Value
Metals / Mining — 2.2%
Aleris International, Inc., Sr. Notes, 9.00%, 12/15/14(2)	$4,480	$4,776,800
Aleris International, Inc., Sr. Sub. Notes, 10.00%, 12/15/16(2)	13,290	13,937,888
Alpha Natural Resources, Sr. Notes, 10.00%, 6/1/12	2,155	2,338,175
FMG Finance PTY, Ltd., 10.625%, 9/1/16(2)	10,135	11,908,625
FMG Finance PTY, Ltd., Variable Rate, 9.36%, 9/1/11(2)	4,130	4,367,475
Novelis, Inc., 7.25%, 2/15/15	8,170	8,649,988
		$45,978,951
Paper — 1.2%
Abitibi-Consolidated, Inc., 8.55%, 8/1/10	$3,745	$3,838,625
Georgia-Pacific Corp., 9.50%, 12/1/11	2,970	3,296,700
Jefferson Smurfit Corp., 7.50%, 6/1/13	1,555	1,549,169
JSG Funding PLC, Sr. Notes, 9.625%, 10/1/12	1,025	1,083,938
NewPage Corp., 10.00%, 5/1/12	9,320	10,345,200
NewPage Corp., Variable Rate, 11.61%, 5/1/12	2,585	2,879,044
Stone Container Corp., Sr. Notes, 8.375%, 7/1/12	3,095	3,160,769
		$26,153,445
Publishing / Printing — 1.7%
CBD Media, Inc., Sr. Sub. Notes, 8.625%, 6/1/11	$2,125	$2,244,531
Clarke American Corp., Sr. Notes, 9.50%, 5/15/15(2)	2,250	2,275,312
Clarke American Corp., Sr. Notes, Variable Rate, 10.105%, 5/15/15(2)	3,745	3,754,362
Dex Media West, LLC, Sr. Sub. Notes, 9.875%, 8/15/13	7,072	7,735,000
Idearc, Inc., Sr. Notes, 8.00%, 11/15/16(2)	4,445	4,656,138
MediaNews Group, Inc., Sr. Sub. Notes, 6.875%, 10/1/13	1,815	1,660,725
Reader's Digest Association, Sr. Sub. Notes, 9.00%, 2/15/17(2)	13,165	12,967,525
		$35,293,593
Railroad — 1.0%
Kansas City Southern Mexico, Sr. Notes, 7.625%, 12/1/13(2)	$6,985	$7,124,700
Kansas City Southern Railway Co., 9.50%, 10/1/08	1,780	1,871,225
TFM SA de C.V., Sr. Notes, 9.375%, 5/1/12	8,830	9,580,550
TFM SA de C.V., Sr. Notes, 12.50%, 6/15/12	2,735	2,934,655
		$21,511,130

Security	Principal Amount (000's omitted)	Value
Restaurants — 0.8%
El Pollo Loco, Inc., 11.75%, 11/15/13	$6,910	$7,549,175
NPC International, Inc., 9.50%, 5/1/14	7,355	7,759,525
Sbarro, Inc., Sr. Notes, 10.375%, 2/1/15(2)	1,915	2,015,538
		$17,324,238
Services — 4.9%
Aramark Corp., Sr. Notes, 8.50%, 2/1/15(2)	$465	$488,831
Aramark Corp., Sr. Notes, Variable Rate, 8.86%, 2/1/15(2)	7,255	7,490,788
Education Management, LLC, 8.75%, 6/1/14	5,215	5,540,938
Education Management, LLC, 10.25%, 6/1/16	10,355	11,364,613
Hertz Corp., 8.875%, 1/1/14	6,655	7,204,038
Hydrochem Industrial Services, Inc., Sr. Sub Notes, 9.25%, 2/15/13(2)	4,410	4,564,350
Kar Holdings, Inc., Sr. Notes, 8.75%, 5/1/14(2)	2,805	2,896,162
Kar Holdings, Inc., Sr. Notes, 9.358%, 5/1/14(2)	2,805	2,882,137
Kar Holdings, Inc., Sr. Sub. Notes, 10.00%, 5/1/15(2)	3,005	3,128,956
MediMedia USA, Inc., Sr. Sub Notes, 11.375%, 11/15/14(2)	1,860	1,990,200
Muzak, LLC / Muzak Finance, Sr. Notes, 10.00%, 2/15/09	2,950	3,009,000
Norcross Safety Products, LLC/Norcross Capital Corp., Sr. Sub. Notes, Series B, 9.875%, 8/15/11	6,635	7,041,394
Rental Service Corp., 9.50%, 12/1/14(2)	1,855	1,980,213
Sabre Holdings Corp., 8.35%, 3/15/16	2,620	2,491,219
Safety Products Holdings, Inc. Sr. Notes (PIK), 11.75%, 1/1/12(4)	11,540	11,837,593
Travelport LLC, Sr. Notes, 9.875%, 9/1/14(2)	10,405	11,185,375
West Corp., Sr. Notes, 9.50%, 10/15/14(2)	14,400	15,300,000
West Corp., Sr. Sub. Notes, 11.00%, 10/15/16(2)	1,875	2,048,438
		$102,444,245
Steel — 0.7%
AK Steel Corp., 7.875%, 2/15/09	$1,267	$1,273,335
Ispat Inland ULC, Sr. Notes, 9.75%, 4/1/14	3,829	4,266,023
RathGibson, Inc., 11.25%, 2/15/14	8,245	8,780,925
		$14,320,283
Super Retail — 4.5%
AutoNation, Inc., Variable Rate, 7.356%, 4/15/13	$2,540	$2,574,925
Bon-Ton Department Stores, Inc., 10.25%, 3/15/14	8,665	9,423,188
GameStop Corp., 8.00%, 10/1/12	27,980	29,973,575

See notes to financial statements

Boston Income Portfolio as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Principal Amount (000's omitted)	Value
Super Retail (continued)
General Nutrition Center, Sr. Notes, Variable Rate (PIK), 9.796%, 3/15/14(2)	$7,470	$7,348,613
General Nutrition Center, Sr. Sub. Notes, 10.75%, 3/15/15(2)	7,470	7,507,350
Michaels Stores, Inc., Sr. Notes, 10.00%, 11/1/14(2)	6,290	6,895,413
Michaels Stores, Inc., Sr. Sub. Notes, 11.375%, 11/1/16(2)	2,570	2,839,850
Neiman Marcus Group, Inc., 9.00%, 10/15/15	8,820	9,768,150
Neiman Marcus Group, Inc., 10.375%, 10/15/15	10,820	12,213,075
Sally Holdings, LLC, Sr. Notes, 9.25%, 11/15/14(2)	1,115	1,165,175
Toys "R" Us, 7.375%, 10/15/18	4,435	3,924,975
		$93,634,289
Technology — 2.2%
Activant Solutions, Inc., 9.50%, 5/1/16	$1,810	$1,800,950
Avago Technologies Finance, 11.875%, 12/1/15	1,515	1,738,463
Avago Technologies Finance, Variable Rate, 10.125%, 12/1/13	3,260	3,577,850
CPI Holdco, Inc., Sr. Notes, Variable Rate, 11.151%, 2/1/15	2,250	2,334,375
General Cable Corp., Sr. Notes, 7.125%, 4/1/17(2)	1,850	1,887,000
General Cable Corp., Sr. Notes, Variable Rate, 7.725%, 4/1/15 (2)	1,850	1,877,750
NXP BV/NXP Funding, LLC, Sr. Notes, 9.50%, 10/15/15(2)	3,710	3,914,050
Open Solutions, Inc., Sr. Sub. Notes, 9.75%, 2/1/15(2)	1,155	1,198,313
Sungard Data Systems, Inc., 9.125%, 8/15/13	4,975	5,360,563
UGS Corp., 10.00%, 6/1/12	19,710	21,582,450
		$45,271,764
Telecommunications — 5.0%
Alamosa Delaware, Inc., Sr. Notes, 11.00%, 7/31/10	$13,010	$13,857,745
Centennial Cellular Operating Co. / Centennial Communication Corp., Sr. Notes, 10.125%, 6/15/13	5,490	5,956,650
Digicel Group, Ltd., Sr. Notes, 8.875%, 1/15/15(2)	6,530	6,423,888
Digicel Group, Ltd., Sr. Notes, 9.125%, 1/15/15(2)	3,840	3,734,400
Digicel Group, Ltd., Sr. Notes, 9.25%, 9/1/12(2)	5,375	5,737,813
Intelsat Bermuda, Ltd., 9.25%, 6/15/16	6,130	6,773,650
Intelsat Bermuda, Ltd., Sr. Notes, 5.25%, 11/1/08	19,670	19,399,538
iPCS, Inc., Variable Rate, 7.48%, 5/1/13(2)	2,615	2,641,150
IWO Holdings, Inc., 14.00%, 1/15/11(3)	5,600	0
Level 3 Financing, Inc., Sr. Notes, 8.75%, 2/15/17(2)	4,650	4,754,625

Security	Principal Amount (000's omitted)	Value
Telecommunications (continued)
Level 3 Financing, Inc., Sr. Notes, 9.25%, 11/1/14(2)	$4,665	$4,869,094
Qwest Capital Funding, Inc., 7.00%, 8/3/09	3,130	3,196,513
Qwest Communications International, Inc., 7.50%, 2/15/14	11,465	11,894,938
Qwest Communications International, Inc., Sr. Notes, 7.50%, 11/1/08	1,145	1,163,606
Qwest Corp., 8.875%, 3/15/12	2,650	2,941,500
Qwest Corp., Sr. Notes, 7.625%, 6/15/15	3,500	3,758,125
Qwest Corp., Sr. Notes, Variable Rate, 8.605%, 6/15/13	1,080	1,186,650
Rogers Wireless, Inc., Sr. Sub. Notes, 8.00%, 12/15/12	705	756,113
U.S. West Communications, Debs., 7.20%, 11/10/26	670	685,075
Windstream Corp., 8.125%, 8/1/13	3,595	3,918,550
		$103,649,623
Textiles / Apparel — 3.4%
Hanesbrands, Inc., Sr. Notes, Variable Rate, 8.735%, 12/15/14(2)	$15,970	$16,489,025
Levi Strauss & Co., Sr. Notes, 8.875%, 4/1/16	8,285	8,937,444
Levi Strauss & Co., Sr. Notes, 9.75%, 1/15/15	2,735	3,015,338
Levi Strauss & Co., Sr. Notes, 12.25%, 12/15/12	17,010	18,668,475
Oxford Industries, Inc., Sr. Notes, 8.875%, 6/1/11	11,218	11,694,765
Perry Ellis International, Inc., Sr. Sub. Notes, 8.875%, 9/15/13	4,940	5,137,600
Phillips Van-Heusen, Sr. Notes, 7.25%, 2/15/11	1,740	1,792,200
Phillips Van-Heusen, Sr. Notes, 8.125%, 5/1/13	4,000	4,240,000
Quiksilver, Inc., 6.875%, 4/15/15	1,265	1,239,700
		$71,214,547
Transportation Ex Air / Rail — 0.3%
H-Lines Finance Holding Corp., Sr. Disc. Notes, 11.00%, (0.00% until 2008) 4/1/13	$2,583	$2,447,393
Horizon Lines, LLC, 9.00%, 11/1/12	3,787	4,004,753
		$6,452,146
Utilities — 3.1%
AES Corp., Sr. Notes, 8.75%, 5/15/13(2)	$3,555	$3,808,294
AES Corp., Sr. Notes, 8.875%, 2/15/11	322	349,370
AES Corp., Sr. Notes, 9.00%, 5/15/15(2)	1,890	2,031,750
AES Eastern Energy, Series 99-A, 9.00%, 1/2/17	2,770	3,082,870
Dynegy Holdings, Inc., 8.375%, 5/1/16	7,340	7,771,225

See notes to financial statements

Boston Income Portfolio as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Principal Amount (000's omitted)	Value
Utilities (continued)
Mission Energy Holding Co., 13.50%, 7/15/08	$5,230	$5,739,925
NGC Corp., 7.625%, 10/15/26	7,090	6,992,513
NRG Energy, Inc., 7.25%, 2/1/14	2,520	2,614,500
NRG Energy, Inc., 7.375%, 1/15/17	7,580	7,873,725
NRG Energy, Inc., Sr. Notes, 7.375%, 2/1/16	2,380	2,478,175
Orion Power Holdings, Inc., Sr. Notes, 12.00%, 5/1/10	14,185	16,454,600
Reliant Energy, Inc., 9.25%, 7/15/10	6,095	6,422,606
		$65,619,553
Total Corporate Bonds & Notes (identified cost $1,597,939,721)		$1,660,348,906
Convertible Bonds — 0.3%
Security	Principal Amount (000's omitted)	Value
L-3 Communications Corp., 3.00%, 8/1/35(2)	$5,745	$6,240,506
XM Satellite Radio Holdings, Inc., 1.75%, 12/1/09	830	720,025
Total Convertible Bonds (identified cost, $6,631,531)		$6,960,531
Common Stocks — 2.6%
Security	Shares	Value
Cable / Satellite TV — 0.4%
Time Warner Cable, Inc., Class A(5)	224,522	$8,266,900
		$8,266,900
Containers — 0.5%
Greif, Inc.	180,000	$10,008,000
		$10,008,000
Gaming — 0.4%
Shreveport Gaming Holdings, Inc.(4)(5)	4,453	$79,486
Trump Entertainment Resorts, Inc.(5)	538,544	8,740,569
		$8,820,055

Security	Shares	Value
Healthcare — 0.3%
Triad Hospitals, Inc.(5)	61,848	$3,286,603
Universal Health Services, Inc., Class B	65,000	3,946,800
		$7,233,403
Leisure — 0.0%
HRP, Class B(2)(5)	3,730	$37
		$37
Publishing / Printing — 0.5%
Idearc, Inc.	275,000	$9,556,250
		$9,556,250
Super Retail — 0.5%
GameStop Corp., Class A(5)	300,000	$9,951,000
GNC Acquisition Holdings, Class A	204,221	1,021,105
		$10,972,105
Total Common Stocks (identified cost $55,307,178)		$54,856,750
Convertible Preferred Stocks — 1.1%
Security	Shares	Value
Energy — 0.6%
Chesapeake Energy Corp., 4.50%	91,533	$9,336,366
Chesapeake Energy Corp., 5.00%(2)	21,939	2,451,683
		$11,788,049
Telecommunications — 0.5%
Crown Castle International Corp., 6.25% (PIK)	174,523	$10,035,073
		$10,035,073
Total Convertible Preferred Stocks (identified cost $18,925,492)		$21,823,122

See notes to financial statements

Boston Income Portfolio as of April 30, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Preferred Stocks — 0.0%
Security	Shares	Value
Super Retail — 0.0%
GNC Acquisition Holdings	69,779	$348,895
		$348,895
Total Preferred Stocks (identified cost $348,895)		$348,895
Miscellaneous — 0.4%
Security	Shares	Value
Cable / Satellite TV — 0.4%
Adelphia, Inc., Escrow Certificate(5)	5,085,000	$2,059,425
Adelphia, Inc., Escrow Certificate(5)	10,260,000	4,206,600
Adelphia Recovery Trust(5)	14,818,854	1,425,574
		$7,691,599
Utilities — 0.0%
Mirant Corp., Escrow Certificate(2)(5)	2,205,000	$153,689
Mirant Corp., Escrow Certificate(5)(6)	4,900,000	289,590
		$443,279
Total Miscellaneous (identified cost $0)		$8,134,878
Warrants — 0.1%
Security	Shares	Value
Consumer Products — 0.0%
HF Holdings, Inc., Exp. 9/27/09(4)(5)	3,400	$0
		$0
Gaming — 0.0%
Peninsula Gaming LLC, Convertible Preferred Membership Interests, Exp. 9/27/09(5)(6)	6,338	$38,027
		$38,027
Telecommunications — 0.1%
American Tower Corp., Exp. 8/1/08(2)(5)	4,825	$2,596,284
		$2,596,284
Total Warrants (identified cost $505,959)		$2,634,311

Short-Term Investments — 6.0%
Security	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.70%(7)	126,229	$126,228,716
Total Short-Term Investments (identified cost, $126,228,716)		$126,228,716
Total Investments — 98.8% (identified cost $1,989,288,078)		$2,066,270,881
Other Assets, Less Liabilities — 1.2%		$24,704,882
Net Assets — 100.0%		$2,090,975,763

PIK - Payment-In-Kind.

Note: The Portfolio has made commitments to fund specified amounts under certain existing credit arrangements. Pursuant to the terms of these arrangements, the Portfolio had unfunded loan commitments of $83,500,000 as of April 30, 2007.

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, the aggregate value of the securities is $514,188,470 or 24.6% of the net assets.

(3)  Defaulted security.

(4)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)  Non-income producing security.

(6)  Restricted security.

(7)  Affiliated investment company available to Eaton Vance portfolios and funds, which invests in high quality, U.S. Dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2007.

See notes to financial statements

Boston Income Portfolio as of April 30, 2007

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2007

Assets
Unaffiliated investments, at value (identified cost, $1,863,059,362)	$1,940,042,165
Affiliated investments, at value (identified cost, $126,228,716)	126,228,716
Receivable for investments sold	15,296,182
Dividends and interest receivable	40,234,314
Interest receivable from affiliated investment	632,040
Total assets	$2,122,433,417
Liabilities
Payable for investments purchased	$30,331,743
Payable to affiliate for investment advisory fees	994,830
Payable to affiliate for Trustees' fees	2,383
Accrued expenses	128,698
Total liabilities	$31,457,654
Net Assets applicable to investors' interest in Portfolio	$2,090,975,763
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$2,013,992,960
Net unrealized appreciation (computed on the basis of identified cost)	76,982,803
Total	$2,090,975,763

Statement of Operations

For the Six Months Ended
April 30, 2007

Investment Income
Interest	$77,481,531
Dividends	665,189
Interest income allocated from affiliated investment	3,356,358
Expenses allocated from affiliated investment	(319,498)
Other income	3,089,501
Total investment income	$84,273,081
Expenses
Investment adviser fee	$5,904,811
Trustees' fees and expenses	13,922
Custodian fee	206,478
Legal and accounting services	68,805
Miscellaneous	4,489
Total expenses	$6,198,505
Deduct — Reduction of investment adviser fee	$62,729
Total expense reductions	$62,729
Net expenses	$6,135,776
Net investment income	$78,137,305
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$18,599,912
Swap contracts	(69,584)
Foreign currency and forward foreign currency exchange contract transactions	(6,741)
Net realized gain	$18,523,587
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$27,152,484
Swap contracts	(129,783)
Net change in unrealized appreciation (depreciation)	$27,022,701
Net realized and unrealized gain	$45,546,288
Net increase in net assets from operations	$123,683,593

See notes to financial statements

Boston Income Portfolio as of April 30, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
From operations — Net investment income	$78,137,305	$136,959,138
Net realized gain from investment transactions, swaps contracts and foreign currency and forward foreign currency exchange contract transactions	18,523,587	28,391,139
Net change in unrealized appreciation (depreciation) from investments, swaps contracts and foreign currency and forward foreign currency exchange contracts	27,022,701	18,039,510
Net increase in net assets from operations	$123,683,593	$183,389,787
Capital transactions — Contributions	$339,580,073	$482,166,898
Withdrawals	(247,100,840)	(476,916,040)
Net increase in net assets from capital transactions	$92,479,233	$5,250,858
Net increase in net assets	$216,162,826	$188,640,645
Net Assets
At beginning of period	$1,874,812,937	$1,686,172,292
At end of period	$2,090,975,763	$1,874,812,937

See notes to financial statements

Boston Income Portfolio as of April 30, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Six Months Ended April 30, 2007		Year Ended October 31,		Period Ended		Year Ended September 30,
	(Unaudited)		2006†	2005†	October 31, 2004(1)†		2004†	2003†	2002(2)†
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.65	%(3)	0.66%	0.65%	0.66	%(3)	0.66%	0.66%	0.68%
Expenses after custodian fee reduction	0.65	%(3)	0.66%	0.65%	0.66	%(3)	0.66%	0.66%	0.68%
Net investment income	7.92	%(3)	7.85%	7.71%	7.29	%(3)	8.29%	9.51%	9.91%
Portfolio Turnover	38%		68%	71%	5%		79%	116%	91%
Total Return(4)	6.44%		11.10%	5.80%	1.82%		13.28%	26.96%	2.09%
Net assets, end of period (000's omitted)	$2,090,976		$1,874,813	$1,686,172	$1,719,431		$1,669,254	$1,367,987	$796,712

†  The operating expenses of the Portfolio reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)  For the one month period ended October 31, 2004. The Portfolio changed its fiscal year end from September 30 to October 31.

(2)  The Portfolio adopted the provisions fo the revised AICPA Audit and Accounting Guide for investment Companies and changed its methodology for accreting market discount for certain securities. It also began amortizing premiums on fixed-income securities using the interest method of amortization. Prior to October 1, 2001, the Portfolio did not amortize market premiums on fixed-income securities. The effect of these changes for the year ended September 30, 2002 was to decrease the ratio of net investment income to average net assets from 10.12% to 9.91%.

(3)  Annualized.

(4)  Total return is not computed on an annualized basis.

See notes to financial statements

Boston Income Portfolio as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Boston Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company. The Portfolio, which was organized as a trust under the laws of the state of New York on March 13, 2001, has as its objective to provide as much current income as possible. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2007, the Eaton Vance Income Fund of Boston, Eaton Vance Diversified Income Fund and Eaton Vance Capital and Income Stategies Fund held an approximate 93.8%, 6.1% and 0.02% interest in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. Securities exchange are generally valued at the last sale price on the day of valuation, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity Securities listed on the NASDAQ Global or Global Select Market System are generally valued at the NASDAQ official closing price. Fixed income investments and senior floating-rate loan interests (other than short-term obligations), including listed investments and investments for which quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Investments for which there is no quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

The Portfolio's investments include interests in senior floating rate loans (Senior Loans). Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Portfolio's investment adviser, under procedures established by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on this assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine the fair value, such as when only a portion of the borrower's assets are likely to be sold. In conducting its assessment and analyses, for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan.

The Portfolio may invest in Cash Management Portfolio (Cash Management) an affiliated investment company managed by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities

Boston Income Portfolio as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

E  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

F  Credit Default Swaps — The Portfolio may enter into credit default swap contracts for risk management purposes, including diversification. When the Portfolio is a buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swap of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

G  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising

Boston Income Portfolio as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

K  Interim Financial Statements — The interim financial statements relating to April 30, 2007 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee in the amount of 5/96th of 1% (equal to 0.625% annually) of average daily net assets of the Portfolio. The portion of the advisory fees payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fees. For the six months ended April 30, 2007 the Portfolio's advisory fee totaled $6,217,434 of which $312,623 was allocated from Cash Management and $5,904,811 was paid or accrued directly by the Portfolio. Effective March 27, 2006, BMR agreed to a fee reduction pursuant to a Fee Reduction Agreement between BMR and the Portfolio. On assets of $2 billion or more, BMR has agreed to reduce its annual fee rate as follows: 0.575% of average net assets of $2 billion but less than $5 billion and 0.555% of average net assets of $5 billion or more. Prior to March 27, 2006, BMR had agreed to reduce its annual fee rate as follows: 0.60% of average net assets of $1.5 billion but less than $2 billion and 0.575% of average net assets of $2 billion or more. Pursuant to such contractual agreements, BMR reduced its fee in the amount of $62,729 for the six months ended April 30, 2007. BMR has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions attributed to the Portfolio that is consideration for third-party research services. There was no advisory fee reduction for the six months ended April 30, 2007. For the six months ended April 30, 2007, the Portfolio's advisory fee, including the portion allocated for Cash Management, was 0.625% of the Portfolio's average daily net assets. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2007 no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

The Portfolio invests primarily in debt securities. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $881,595,502 and $691,276,114 respectively, for the six months ended April 30, 2007.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at April 30, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,994,183,831
Gross unrealized appreciation	$93,566,648
Gross unrealized depreciation	(21,479,598)
Net unrealized appreciation	$72,087,050

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, financial futures and swap contracts and may involve, to a varying

Boston Income Portfolio as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At April 30, 2007 there were no obligations outstanding under these financial instruments.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2007.

7  Restricted Securities

At April 30, 2007, the Portfolio owned the following securities (representing less than 0.02% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Fair Value
Common Stocks and Warrants
Mirant Corp., Escrow Certificate	1/05/06	4,900,000	$0	$289,590
Peninsula Gaming LLC, Convertible Preferred Membership Interests, Exp 9/27/09	7/08/99	6,338	0	38,027
Total Restricted Securities			$0	$327,617

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

Eaton Vance Income Fund of Boston

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Income Fund of Boston

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Boston Income Portfolio, the portfolio in which the Eaton Vance Income Fund of Boston (the "Fund") invests (the "Portfolio"), with Boston Management and Research (the "Adviser"), including the fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in high-yield debt. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2006 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Eaton Vance Income Fund of Boston

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Income Fund of Boston

INVESTMENT MANAGEMENT

Eaton Vance Income Fund of Boston

Officers
Michael W. Weilheimer
President
Thomas P. Huggins
Vice President
Thomas Seto
Vice President
David M. Stein
Vice President
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Heidi L. Steiger Lynn A. Stout Ralph F. Verni

Boston Income Portfolio

Officers
Michael W. Weilheimer
President and Co-Portfolio
Manager
Thomas P. Huggins
Vice President and Co-Portfolio
Manager
Dan A. Maalouly
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Heidi L. Steiger Lynn A. Stout Ralph F. Verni

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Investment Adviser of Boston Income Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Income Fund of Boston
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

443-6/07  IBSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5. Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Series Trust II

By:	/s/Michael W. Weilheimer
Michael W. Weilheimer
President

Date:	June 11, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	June 11, 2007

By:	/s/Michael W. Weilheimer
Michael W. Weilheimer
President

Date:	June 11, 2007